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                                                                    EXHIBIT 10.8

                                 IPAYMENT, INC.
                              STOCK INCENTIVE PLAN
                    AS AMENDED AND RESTATED ON APRIL __, 2003

                                    PREAMBLE

         WHEREAS, iPayment, Inc. (the "Company") previously established the Stock Incentive Plan (the "Plan") through which the Company may award options to purchase the Common Stock of the Company to directors, officers, employees, consultants, advisors, agents, independent contractors, and independent sales or service organizations that provide services to the Company and its affiliates;

         WHEREAS, the Plan provides for the granting of options that qualify as "incentive stock options" within the meaning of section 422 of the Code, as well as options that are not so qualified;

         WHEREAS, the Plan provides for the granting of Stock that is subject to certain restrictions on transfer and/or a risk of forfeiture; and

         WHEREAS, the Company intends that, in the event that a common class of equity securities of the Company becomes subject to registration under section 12 of the Exchange Act, the Awards granted hereunder will (i) qualify as "performance-based compensation" described in section 162(m)(4)(C) of the Code, and (ii) conform to the requirements for exemption set forth under Securities and Exchange Commission Rule 16b-3; and

         WHEREAS, the Company desires to amend and restate the Plan.

         NOW, THEREFORE, the Company hereby amends and restates the iPayment, Inc. Stock Incentive Plan, effective April ___, 2003, to read as follows:

                             ARTICLE I. DEFINITIONS

         1.1 Affiliate. A "parent corporation," as defined in section 424(e) of the Code, or "subsidiary corporation," as defined in section 424(f) of the Code, of the Company.

         1.2 Agreement. A written agreement (including any amendment or supplement thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Award granted to such Participant.

         1.3 Award. A right that is granted under the Plan to a Participant by the Company, which may be in the form of Options or Restricted Stock.

         1.4      Board. The board of directors of the Company.

         1.5      Code. The Internal Revenue Code of 1986, as amended.

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         1.6      Committee. The Board or any committee of Board members that is designated by the Board to serve as the administrator of the Plan; provided, however, that in the event that any common class of equity securities of the Company becomes subject to registration under section 12 of the Exchange Act, the Committee shall be composed of at least two individuals who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the "compensation committee" or are otherwise designated to administer the Plan. In the absence of a designation of a Committee by the Board, the Board shall be the Committee.

         1.7 Company. iPayment, Inc. and its successors which adopt the Plan.

         1.8 Date of Exercise. The date that the Company accepts tender of the exercise price of an Option.

         1.9 Disability. The inability of a Participant to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more. A determination that a person is disabled shall be made by the Committee on the basis of such medical evidence as the Committee deems warranted under the circumstances.

         1.10     Exchange Act. The Securities Exchange Act of 1934, as amended.

         1.11 Fair Market Value. On any given date, Fair Market Value shall be determined as follows:

         (a) If the Stock is traded on a trading exchange (e.g., the New York Stock Exchange) or is reported on the NASDAQ National Market System or another NASDAQ automated quotation system, Fair Market Value shall be the closing selling price of the Stock on such exchange or system with respect to the date for which Fair Market Value is being determined. If there is no closing selling price for the Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         (b) If the Stock is not traded on a recognized exchange or automated trading system, Fair Market Value shall be the value determined in good faith by the Committee or the Board.

         1.12 Incentive Option. An Option that is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Code. An Incentive Option, or a portion thereof, shall not be invalid for failure to qualify under section 422 of the Code, but shall be treated as a Nonqualified Option.

         1.13 Misconduct shall mean any act of embezzlement, fraud or dishonesty by a Participant, nonpayment by a Participant of any obligation owed to the Company or any Affiliate, breach of a Participant's fiduciary duty to the Company, deliberate disregard by a Participant of Company rules or the rules of any Affiliate resulting in loss, damage or injury to the Company or any Affiliate, unauthorized disclosure by a Participant of any Company or any Affiliate trade secret or confidential information, a Participant's engagement in any unfair

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competition with the Company or any Affiliate, the breach of Participant's non-competition agreement, inducement by a Participant of any Company or Affiliate customer to breach a contract with the Company or any Affiliate, inducement by a Participant of any principal for whom the Company or any Affiliate acts as agent to terminate such agency relationship, or any other intentional misconduct by such person adversely affecting the business or affairs of the Company or any Affiliate in a material manner.

         1.14.    Nonqualified Option. An Option that is not an Incentive
Option.

         1.15 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement. As used herein, an Option includes both Incentive Options and Nonqualified Options.

         1.16 Participant. A director, officer, employee, consultant, advisor, agent, independent contractor, or independent sales or service organization that provides services to the Company and an Affiliate, satisfies the requirements of Article IV and is selected by the Committee to receive an Award.

         1.17     Plan. The iPayment, Inc. Stock Incentive Plan.

         1.18 Restricted Stock. A grant of Stock that is subject to restrictions on transfer and/or a risk of forfeiture by and to the Participant, as described in Section 4.6. Restricted Stock is awarded to a Participant shall cease to be Restricted Stock at the time that such restrictions and risks of forfeiture lapse in accordance with the terms of the Agreement or Plan.

         1.19     Stock. The common stock of the Company.

         1.20 Ten Percent Shareholder. An individual who owns more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate at the time he is granted an Incentive Option. For the purpose of determining if an individual is a Ten Percent Shareholder, he shall be deemed to own any voting stock owned (directly or indirectly) by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

                               ARTICLE II. PURPOSE

         The purpose of this Plan is to encourage ownership of Stock of the Company by directors, officers, employees, consultants, advisors, agents, independent contractors, and independent sales or service organizations that provide services to the Company and to any current or future Affiliate. This Plan is intended to provide an incentive and bonus for maximum effort in the successful operation of the Company and is expected to benefit the shareholders by associating the interests of the directors, officers, employees, consultants, advisors, agents, independent contractors, and independent sales or service organizations that provide services to the Company and Affiliates with those of the Company's shareholders and by enabling the Company and Affiliates to attract and retain personnel of the best available talent through the opportunity to share, by the proprietary interests created by this Plan, in the increased value of

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the Company's shares to which such personnel have contributed. The benefits of this Plan are not a substitute for compensation otherwise payable to employees pursuant to the terms of their employment. Proceeds from the purchase of Stock pursuant to this Plan shall be used for the general business purposes of the Company.

                           ARTICLE III. ADMINISTRATION

         3.1 Administration of Plan. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

         (a)      Interpret all provisions of this Plan;

         (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

         (c)      Make amendments to all Agreements;

         (d)      Adopt, amend, and rescind rules for Plan administration;

         (e) Make all determinations it deems advisable for the administration of this Plan; and

         (f) Effect, at any time and from time to time, with the consent of the affected Option holders, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Awards covering the same or different number of shares of Stock but with an exercise or purchase price per share based on the Fair Market Value per share of Stock on the new Award grant date.

         (g) Amend the terms of outstanding Awards and impose terms and conditions on the shares issued pursuant to such Awards. Either at the time the Award is granted, or by subsequent action, to impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales, including, but not limited to restrictions under an insider trading policy, restrictions designed to delay and/or coordinate the timing and manner of sales by Participants, and restrictions as to the use of specific brokerage firm for any resales or transfers. Notwithstanding the foregoing, an amendment, restriction, condition or limitation that would have a material adverse effect on the rights of a Participant under an outstanding Award is not valid with respect to such Award without the Participant's consent.

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         (h)      Waive conditions to and/or accelerate the exercisability
                  and/or vesting of an Award, either automatically upon the occurrence of specified events or otherwise in its discretion.

         3.2 Authority to Grant Awards. The Committee shall have authority to grant Awards upon such terms the Committee deems appropriate and that are not inconsistent with the provisions of this Plan. Such terms may include conditions on the exercise of all or any part of an Option.

         3.3 Persons Subject to Section 16(b). Notwithstanding anything in the Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to section 16(b) of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other Participants.

                  ARTICLE IV. AWARD ELIGIBILITY AND LIMITATIONS

         4.1 Participation. The Committee may from time to time designate directors, officers, employees, consultants, advisors, agents, independent contractors, and independent sales or service organizations to whom Awards are to be granted and who are eligible to become Participants. Such designation shall specify the number of shares of Stock, if any, subject to each Award. All Awards granted under this Plan shall be evidenced by Agreements that shall be subject to applicable provisions of this Plan or such other provisions as the Committee may adopt that are not inconsistent with the Plan.

         4.2 Grant of Awards. An Award shall be deemed to be granted to a Participant at the time that the Committee designates in a writing that is adopted by the Committee as the grant of an Award, and that makes reference to the name of the Participant and the number of shares of Stock that are subject to the Award. Accordingly, an Award may be deemed to be granted prior to the approval of this Plan by the shareholders of the Company and prior to the time that an Agreement is executed by the Participant and the Company. Notwithstanding any language in an Agreement or other document to the contrary, if this Plan is not approved by the shareholders of the Company in a manner that satisfies Treasury Regulation section 1.422-5 within twelve (12) months of the adoption of this Plan by the Board, all Options granted hereunder shall be treated as Nonqualified Options.

         4.3 Limitations on Incentive Options. A person who is not an employee of the Company or an Affiliate is not eligible to receive an Incentive Option. To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all stock incentive plans of the Company and its Affiliates) exceeds $100,000 (or the amount specified in section 422 of the
Code), determined as of the date an Incentive Option is granted, such Options shall be treated as Nonqualified Options. This provision shall be applied by taking Incentive Options into account in the order in which they were granted.

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         4.4      Repurchase Rights upon Termination. If a Participant ceases providing services to the Company or an Affiliate in his or her capacity as a director, officer, employee, consultant, advisor, agent, independent contractor, or independent sales or service organization for reasons other than death, Disability or retirement after age sixty (60), then the Company shall have the right to purchase shares of Stock issued to the Participant pursuant to this Plan for the Fair Market Value of the Stock on the date of such termination of services. The Company may exercise the rights described in this Section 4.4 by giving notice of exercise to the Participant in person or by mail within ninety
(90) days of the later of (i) the date of exercise of any Option or (ii) the date of termination of service. A legend may be placed on all stock certificates to reference this right. The Company may also require each Participant to execute a separate agreement that contains these and additional terms that are consistent with this Section 4.4. This provision shall not limit the Company's right to repurchase any shares of Restricted Stock pursuant to the terms of a Restricted Stock Agreement.

         Notwithstanding the foregoing, the Company's repurchase rights described in this Section 4.4 shall not apply if the Participant's services terminate after a common class of equity securities of the Company becomes publicly traded on a recognized exchange or automated trading system.

         4.5 Right of First Refusal. A Participant may not sell the shares of Stock acquired pursuant to an Award to any person other than the Company without the prior written consent of the Company, unless the Participant has received a bona fide offer from a person who is a shareholder of the Company prior to making the offer and, prior to the completion of the sale, the Participant gives reasonable notice to the Company of the terms thereof and provides the Company a reasonable opportunity to purchase the Stock under terms that are no less favorable to the Participant. If the Company does not purchase the Stock within thirty (30) days after receiving notice of such intended sale, the Participant may complete the sale to the Company shareholder, validly identified in the notice to the Company, without further restriction hereunder. Any transfer of Stock in violation of this provision may be voided by the Company within thirty (30) days after the transfer. Notwithstanding the foregoing, the Company's consent and first refusal rights described in this
Section 4.5 shall not apply if the Participant sells the Stock acquired hereunder (i) in connection with or after a public offering of the Company's common equity securities, or (ii) pursuant to a merger, acquisition or other transaction in which the shareholders of the Company receive cash or equity proceeds in exchange for Stock.

         4.6 Restricted Stock. An award of Restricted Stock to a Participant is a grant of Stock that is subject to forfeiture and/or restrictions on transfer that are identified in an Agreement. The Committee may grant Restricted Stock to a Participant as part of a "deposit share," "performance award" or any other arrangement established by the Committee and specified in an Agreement. A Participant who receives Restricted Stock shall be treated as a shareholder of the Company for all purposes, except that the rights of the Participant may be limited under the terms of the Agreement. Unless otherwise specified in an Agreement, Participants shall be entitled to receive dividends on and exercise voting rights with respect to shares of Restricted Stock.

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         4.7      Additional Limitations on Grants. No person may receive
Options and shares of Restricted Stock for more than 1,000,000 shares of Stock in the aggregate (subject to increases and adjustments as provided in Article
VIII) during any calendar year.

                        ARTICLE V. STOCK SUBJECT TO PLAN

         5.1 Source of Shares. Upon the exercise of an Option or the grant of Restricted Stock, the Company shall deliver to the Participant authorized but previously unissued Stock or Stock that is held by the Company as treasury stock.

         5.2 Stock Subject to the Plan.. The maximum aggregate number of shares of Stock that may be issued pursuant to the Plan is 4,250,000. The number of shares of Stock that may be issued pursuant to the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2004, by (i) a number of shares of Stock that, when added to the then maximum aggregate number of shares of Stock that may be issued pursuant to the Plan, is equal to 12.5% the total number of shares of Stock outstanding (as further defined below), on an as converted and fully diluted basis, on the last trading day in December of the immediately preceding calendar year or (ii) such lesser number as determined by the Board, but in no event shall such annual increase exceed 7,500,000 shares of Stock. For purposes of this Section, in order to determine the actual increase each year, the Company shall take the total number of basic shares (common and preferred) outstanding, plus all securities or debt convertible into shares of common or preferred stock, plus all warrants and any other securities, and divide such number by 0.875. The product shall then be multiplied by 12.5%, and then subtracted by the total un-issued and outstanding shares reserved in the Company's Non-Employee Directors Stock Option Plan. This final number shall then be approved by the Board as the automatic increase to the stock subject to the Plan.

         Should the exercise price of an Option under the Plan be paid with shares of Stock or should shares of Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an Option or the vesting of Restricted Stock, then the number of shares of Stock issuable under the Plan shall be reduced by the gross number of shares for which the Option is exercised or which vest under the Restricted Stock grant, and not by the net number of shares of Stock issued to the holder of such Option or Restricted Stock.

         If any Option granted hereunder expires or terminates for any reason without having been exercised in full, or Restricted Stock is forfeited, the shares of Stock subject thereto shall again be available for issuance of an Award under this Plan.

               ARTICLE VI. OPTION EXERCISE AND SHAREHOLDER RIGHTS

         6.1 Exercise Price. The exercise price per share of an Incentive Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. In the case of a Ten Percent Shareholder, however, the exercise price of an Incentive Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. The exercise price per share of a Nonqualified Option shall be the

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price determined by the Committee at the time that such Award is granted, and provided such price per share shall not be less than the par value of the Stock subject to the Award.

         6.2 Right to Exercise. An Option may be exercisable on the date of grant or on such other date(s) established by the Committee or provided for in an Agreement.

         6.3 Maximum Exercise Period. The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Incentive Option shall be exercisable after the expiration of ten
(10) years, or after the expiration of five (5) years in the case of Incentive Options granted to a Ten Percent Shareholder, from the date an Incentive Option was granted. An Option shall terminate and cease to be outstanding upon the termination, for any reason, of the Participant's services to the Company or an Affiliate as a director, officer, employee, consultant, advisor, agent, independent contractor, or independent sales or service organization, except as follows:

         (a) where a Participant's services to the Company or an Affiliate are terminated due to the death of a Participant, the Option may be exercised after a Participant's death by a Participant's designated beneficiary, a Participant's heir, the legal representative of a Participant's estate or by the legatee of a Participant under his last will for a period of twelve (12) months from the date of a Participant's death but only to the extent an Option is exercisable as of the date of the Participant's death and has not otherwise expired or been terminated;

         (b) where a Participant's services to the Company or an Affiliate are terminated due to a Disability of a Participant, an Option may be exercised after such termination of services for a period of twelve (12) months from the date of such termination of services but only to the extent an Option is exercisable as of the date of such termination of services and has not otherwise expired or been terminated; and

         (c) where a Participant's services to the Company or an Affiliate are terminated for any reason other than by reason of death, Disability or Misconduct, an Option may thereafter be exercised for a period of three (3) months from the date of such termination of services but only to the extent an Option is exercisable as of the date of such termination of services and has not otherwise expired or been terminated.

         6.4 Transferability. Any Award granted under this Plan shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that a Nonqualified Option or Restricted Stock may be transferable to the extent provided in an Agreement. No right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         6.5 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares subject to Options prior to the Date of Exercise of such Option. A Participant's

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rights as a shareholder with respect to Restricted Stock shall be determined as provided in Section 4.6.

         6.6 Employee Status. The Committee shall determine the extent to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of employment for purposes of determining questions of forfeiture and exercise of an Award after termination of employment. With respect to an Incentive Option, such period of unemployment that is longer than three months following termination may be treated as employment if consistent with section 422 of the Code pursuant to a federal statute, Treasury Regulation, or a published ruling of the Internal Revenue Service that has general application.

         6.7 Suspension and Termination of Options. If at any time the Committee reasonably believes a Participant may have committed an act of Misconduct, such Participant's rights to exercise his or her Option(s) may be suspended pending a determination by the Committee that an act of Misconduct has been committed. If the Committee in its sole discretion determines that the Participant has committed an act of Misconduct, then all outstanding Options held by such Participant shall terminate immediately and cease to remain outstanding.

                         ARTICLE VII. METHOD OF EXERCISE

         7.1 Exercise. An Option granted hereunder shall be deemed to have been exercised on the Date of Exercise. Subject to the provisions of Articles VI and IX, an Option may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine.

         7.2 Payment. Except as otherwise provided by the Agreement, payment of the Option price shall be made (i) in cash, (ii) where the Stock is publicly traded on a recognized exchange or automated trading system, in Stock that was acquired at least six months prior to the exercise of the Option, or such shorter or longer period, if any, required by the Company's accountants to avoid a charge to the Company's earnings for financial reporting purposes, (iii) where the Stock is publicly traded on a recognized exchange or automated trading system, through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable instructions to (a) a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (b) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale, (iv) in other consideration acceptable to the Committee, or (v) in a combination thereof.

         7.3 Withholding Tax Requirements. Upon the exercise of an Option or the lapse of restrictions on Restricted Stock (or, if a Participant files an election under Section 83(b) of the Code, upon the issuance of shares of Restricted Stock), the Participant shall, upon notification of the amount due, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for the payment of such withholding taxes.

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         7.4      Issuance and Delivery of Shares. Shares of Stock issued
pursuant to the exercise of Options hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Option hereunder, or is granted Restricted Stock, and executes any applicable shareholder agreement or agreement described in Section 9.2 that the Company requires at the time of exercise.

                 ARTICLE VIII. ADJUSTMENT UPON CORPORATE CHANGES

         8.1 Adjustments to Shares. The maximum number of shares of Stock with respect to which Awards hereunder may be granted, the maximum number of shares of Stock by which the share reserve is to increase automatically each calendar year, the maximum number of Option shares and shares of Restricted Stock that may be granted to an individual during any calendar year, the number of shares of Stock which are the subject of outstanding Awards, and the exercise or purchase price of outstanding Awards shall be adjusted as the Committee determines (in its sole discretion) to be appropriate, in the event that:

         (a) the Company or an Affiliate effects one or more Stock dividends, Stock splits, reverse Stock splits, subdivisions, consolidations or other similar events;

         (b)      the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

         (c) there occurs any other event that in the judgment of the Committee necessitates such action;

         provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Awards specified in Section 5.2 that are proportionate to the modifications of the Stock that are on account of such corporate changes. Notwithstanding the foregoing, the Committee may not modify the Plan or the terms of any Awards then outstanding or to be granted hereunder to provide for the issuance under the Plan of a different class of stock or kind of securities.

         8.2 Substitution of Awards on Merger or Acquisition. The Committee may grant Awards in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Options shall be determined by the Committee in its sole discretion, subject only to the limitations of Article V.

         8.3 Effect of Certain Transactions. The provisions of this Section shall apply to the extent that an Agreement does not otherwise expressly address the matters contained herein. If the Company experiences an event which results in a "Change in Control," as defined in Section 8.3(a), then, whether or not the vesting requirements set forth in any Agreement have been satisfied, (i) all shares of Restricted Stock that are outstanding at the time of the Change in Control shall become fully vested and all restrictions shall lapse upon the Change in Control event, and (ii) all Options that are outstanding at the time of the Change in Control shall become fully vested and exercisable immediately prior to the Change in Control event.

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         (a)      A Change in Control will be deemed to have occurred for
                  purposes hereof, if:

                  (1) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than an individual who is a shareholder on the date of the adoption of the Plan by the Board, becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities (as defined below), or

                  (2) the shareholders of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) more than 50% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or

                  (3) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets.

                  For purposes of this Section 8.3(a), "Voting Securities" of an entity shall mean any securities of the entity which vote generally in the election of its directors.

         (b) In the event of a Change in Control, the Committee may provide, in its discretion and on such terms and conditions as it deems appropriate, either by the terms of the Agreement or by a resolution adopted prior to the occurrence of the Change in Control, that:

                  (1) any outstanding Option shall be assumed by the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or other corporation that is a party to the transaction resulting in the Change in Control, in which event,
                           (i) the shares of Stock subject to such Option shall be substituted with the number and class of securities of the successor, surviving or other corporation that would have been issued to the Participant in exchange for shares of the Stock pursuant to the Change in Control transaction had the Option been exercised prior to such transaction, (ii) notwithstanding Section 8.3(b)(1)(i) hereof, the number of such securities of the successor, surviving or other corporation that is made subject to such Option shall be adjusted as necessary so that the aggregate value of such securities shall be equal to the aggregate value of the consideration that would have been paid or issued to the Participant in exchange for the shares of Stock pursuant to the Change in Control transaction had the Option been exercised immediately prior to such transaction, and
                           (iii) the exercise price payable per share of Stock subject to such Option shall be appropriately adjusted provided, however, that the aggregate exercise price for such Option shall remain the same;

                  (2) any outstanding Option shall be converted into a right to receive cash on or following the closing date or expiration date of the Change in Control transaction in an amount equal to the aggregate value of the consideration that would have been paid or issued to the Participant in exchange for shares of the Stock pursuant to the Change in Control transaction had the Option been exercised immediately prior to such transaction less the aggregate exercise price of such Option;

                  (3) any outstanding Option cannot be exercised after such a Change in Control; or

                  (4) any outstanding Option shall be dealt with in any other manner determined in the discretion of the Committee.

         (c) Notwithstanding anything to the contrary contained herein, a change in ownership that occurs as a result of a public offering of the Company's equity securities that is approved by the Board shall not constitute a Change in Control.

         8.4 No Adjustment upon Certain Transactions. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

         8.5 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Option. Any amounts tendered in the exercise of an Option remaining after the maximum number of whole shares have been purchased will be returned to the Participant.

                     ARTICLE IX. LEGAL COMPLIANCE CONDITIONS

         9.1 General. No Award shall be exercisable, no Stock or Restricted Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal, state and local laws and regulations including, without limitation, withholding tax requirements, federal and state securities laws and regulations and the rules and regulations of any government or regulatory agency or body and in compliance with the rules of all securities exchanges or self-regulatory organizations on which the Company's shares may be listed, which the Committee shall, in its discretion, determine to be necessary or applicable, in all respects. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock issued pursuant to this Plan may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations. No Award shall be exercisable, no Stock or Restricted Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

         9.2 Representations by Participants. As a condition to the exercise of an Award, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares. At the option of the Company, a stop transfer order against any shares of Stock may be placed on the official stock books and records of the Company, and a legend indicating that the Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of options or stock hereunder.

                          ARTICLE X. GENERAL PROVISIONS

         10.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

         10.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         10.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         10.4 Governing Law. The internal laws of the State of Delaware (without regard to the choice of law provisions of Delaware) shall apply to all matters arising under this Plan, to the extent that federal law does not apply.

         10.5 Compliance with Section 16 of the Exchange Act. In the event that any common class of equity securities of the Company becomes subject to registration under section 12 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

         10.6 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Award is not valid with respect to such Award without the Participant's consent, except as necessary for Incentive Options to maintain qualification under the Code; and provided, further, that the shareholders of the Company must approve the following:

         (a) twelve (12) months before or after the date of adoption, any amendment that increases the aggregate number of shares of Stock that may be issued under Incentive Options or changes the employees (or class of employees) eligible to receive Incentive Options.

         (b) before the effective date thereof, any amendment that increases the period during which Incentive Options may be granted or exercised; and

         (c) in the event that a common class of equity securities of the Company becomes traded on an exchange or through a NASDAQ market system before the effective date thereof, any amendment that changes the number of shares in the aggregate which may be issued pursuant to Awards granted under the Plan except pursuant to Article VIII.

         10.7 Duration of Incentive Options. Incentive Option awards shall not be made with respect to the shares of Stock specified in Section 5.2 more than ten (10) years after the earlier of the date that the Plan is adopted by the Board or the date that the Plan is approved by shareholders. If the number of shares specified in Section 5.2 is increased by an amendment to this Plan, Incentive Options may be awarded with respect to such increased shares for a period of ten (10) years after the earlier of the date that the amendment to the Plan is adopted by the Board or the date that the amendment is approved by shareholders in a manner that satisfies Treasury Regulation section 1.422-5. Incentive Options granted before such dates shall remain valid in accordance with their terms.

         10.8 Effective Date of Plan. This Plan shall be effective on the date of its adoption by the Board, and Awards may be granted hereunder at any time after such adoption.

         10.9     Disputes and Dispute Resolution.

         (a) Any and all claims arising out of or relating to the Plan, or the Committee's administration or interpretation of the Plan with respect to any Participant, shall be resolved by binding arbitration which shall be the sole and exclusive method of resolving such disputes or claims and shall be in lieu of any trial before a court of jury. The Committee, in offering an Award under this Plan, and the Participant, in accepting any Award under the Plan, expressly waive any and all rights to a trial before a court or jury regarding any disputes and claims which arise from or relate to the Plan, and any Award made under the Plan.

         (b) Arbitration shall be conducted within Davidson County, Tennessee or, if required by state law, in the State and County where the Participant is employed by or provides services to the Company or an Affiliate at the time the dispute or claim arises, before a single neutral arbitrator selected jointly by the Committee and the Participant in accordance with the rules of the American Arbitration Association ("AAA") rules and applicable law then in effect.

However, the standard of review to be applied by the Arbitrator shall be whether the Committee's disputed act, omission or decision with respect to the Participant was contrary to any Plan provision or otherwise arbitrary and capricious.

         (c) To the extent that any of the provisions of this Section 10.7 or the AAA Rules conflicts with applicable law for the arbitration of contract disputes, the provisions or procedures required by applicable law shall govern.

                                    EXECUTION

         IN WITNESS WHEREOF, the undersigned officer has executed this Plan on this the [INSERT DATE].

                                      IPAYMENT, INC.

                                      By: /s/ Gregory S. Daily
                                          --------------------------------------

                                      Its: CEO